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                                                                   EXHIBIT 10.05

                                 FIRST AMENDMENT

                                       TO

          COOPERATIVE COMPUTING HOLDING COMPANY, INC. 2001 BROAD-BASED
                                STOCK OPTION PLAN


This First Amendment to the Cooperative Computing Holding Company, Inc. 2001 Broad-Based Stock Option Plan (this "Amendment"), dated as of October 23, 2003, amends the Cooperative Computing Holding Company, Inc. 2001 Broad-Based Stock Option Plan, effective as of January 1, 2001 (the "Plan").

WHEREAS, the Company has previously established the Plan, whereby Employees, as that tern is defined in the Plan, are afforded the possibility to receive options (the "Options") to purchase shares of common stock, $0.01 par value per share, of the Company;

WHEREAS, the Company subsequently amended its certificate of incorporation to change its name to Activant Solutions Holdings Inc.; and

WHEREAS, the Company desires, pursuant to section 16 of the Plan, to amend the Plan to reflect such name change.

NOW, THEREFORE, the Plan is amended as follows:

11. Amendment. All references to Cooperative Computing Holding Company, Inc. and the Company in the Plan are hereby amended to refer to Activant Solutions Holdings Inc., and the name of the Plan shall hereinafter be referred to as the Activant Solutions Holdings Inc. 2001 Broad-Based Stock Option Plan.

12. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

13. Headings. The headings contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof

14. Inconsistencies. In the case of any inconsistencies between this Amendment and the Plan, the terms of this Amendment shall govern.

15. Effect of Amendment. Except as amended hereby, the terms and provisions of the Plan shall remain in full force and effect and are hereby in all respects ratified and confirmed by the parties hereto. Any Options previously granted pursuant to option agreements under the Plan shall remain in full force and effect.


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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned, effective as of the day and year first written above.


                                    ACTIVANT SOLUTIONS HOLDINGS INC.



                                    By: /s/ RICHARD W. REW II
                                        -------------------------------------
                                    Name: Richard W. Rew II
                                          -----------------------------------
                                    Title: General Counsel & Secretary
                                           ----------------------------------